SUPPLEMENT DATED FEBRUARY 13, 2008

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT ADVISOR CHARTER, NEW YORK KEYPORT ADVISOR OPTIMA,
AND NEW YORK KEYPORT OPTIMA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

On or about April 28, 2008, one of the variable investment options available under your variable annuity contract will be changed.  Specifically, the AllianceBernstein Global Bond Portfolio ("AllianceBernstein Global Bond") will automatically become the AllianceBernstein Intermediate Bond Portfolio ("AllianceBernstein Intermediate Bond").

Any amounts that you have invested in AllianceBernstein Global Bond will not change; except that, as of the close of business on April 28, 2008, that option will commence to invest in and be based on AllianceBernstein Intermediate Bond.  This change is resulting from the reorganization of AllianceBernstein Global Bond into AllianceBernstein Intermediate Bond.

You may continue to make transfers into or out of any of the variable investment options that are available to you; provided that such transfers are made in the manner and subject to the terms and conditions described in the Prospectus.

On or about April 28, 2008, any instructions that you have in force with respect to AllianceBernstein Global Bond will automatically continue with respect to that option as changed (into AllianceBernstein Intermediate Bond).  Such continuing instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals, dollar cost averaging, or periodic asset rebalancing.  However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Prospectus.

We may modify or delete any of the variable options in the future, as described in the Prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ALLIANCE.SUP(NY) 2/08